COLUMBUS FUNDS, INC.

                             COLUMBUS CORE PLUS FUND

                               COLUMBUS CORE FUND

         Supplement to Prospectus dated January 26, 2006. This Supplement is dated May 15, 2007.

  PROPOSED REORGANIZATION OF THE COLUMBUS CORE PLUS FUND AND COLUMBUS CORE FUND

      On April 25, 2007, the Board of Directors of Columbus Funds, Inc. (the "Columbus Funds") approved the proposed reorganization of the Columbus Core Plus Fund, a series of Columbus Funds, Inc. with and into the Frontegra Total Return Bond Fund and the proposed reorganization of the Columbus Core Fund, also a series of Columbus Funds, Inc., with and into the Frontegra Investment Grade Bond Fund. Pursuant to the reorganizations, the Frontegra Total Return Bond Fund will acquire all of the assets and liabilities of the Columbus Core Plus Fund and the Frontegra Investment Grade Bond Fund will acquire all of the assets and liabilities of the Columbus Core Fund. The Frontegra Investment Grade Bond Fund together with the Frontegra Total Return Bond Fund are collectively referred to as the "Frontegra Funds."

      The Board intends to call a Special Meeting of shareholders to vote on whether to approve the proposed reorganizations. The Board approved the proposals because it believes each reorganization will be in the best interest of the Columbus Core Plus Fund and the Columbus Core Fund shareholders, respectively. The Board based its decision on a number of factors, including (1) the terms and conditions of the reorganization agreements; (2) the compatibility of the Columbus Funds' and Frontegra Funds' investment objectives, policies and restrictions and the compatibility of the assets being acquired to those already held by the Frontegra Funds; (3) the continuity of portfolio management as a result of the reorganizations; (4) the effect of the reorganizations on the expense ratio of the Columbus Funds relative to the Columbus Funds' current expense ratios; (5) Frontegra Asset Management's ("FAM") commitment to cap the expenses of the resulting Frontegra Funds to no more than 0.35% of average daily net assets until at least October 31, 2008 (after the expiration of its current expense cap of 0.20% on October 31, 2007); (6) Reams Asset Management Company, LLC's ("Reams"), the investment adviser to the Columbus Funds, indication that it will no longer enter into a expense limitation agreement with the Columbus Funds after the expiration of the Columbus Funds' current expense limitation agreement on January 31, 2008, thus resulting in an increase of expenses for the Columbus Funds; (7) the tax consequences of the reorganizations, including that the reorganizations are structured as tax-free reorganizations with respect to the Columbus Funds shareholders; (8) the fact that the Columbus Funds and the Frontegra Funds will not bear any expenses of the reorganizations and all of the costs of the reorganizations will be borne equally by FAM and Reams; (9) possible alternatives to the reorganizations, including the liquidation of the Columbus Funds; and (10) the potential benefits of the transactions to other persons, including FAM and Reams.

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      Prior to the shareholder meeting, Columbus Funds shareholders will be sent a combined proxy statement/prospectus explaining the reorganizations and notifying them of the definitive time and place of the Special Meeting of shareholders. Following the necessary approvals at the shareholder meeting, your account in the Columbus Funds will automatically be converted into shares of the applicable Frontegra Funds with a value equivalent to the value of your account in the Columbus Funds immediately prior to the reorganizations. The reorganizations are expected to qualify as tax-free reorganizations so that you should not recognize taxable gain or loss for federal income tax purposes as a result of the reorganizations. Before such time, if you would like to arrange redemption of your shares, you may do so at any time. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY GIVE RISE TO TAX LIABILITY FOR YOU.